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FOR IMMEDIATE ISSUE

STAGWELL INC. (NASDAQ: STGW) REPORTS RESULTS FOR THE THREE AND TWELVE MONTHS ENDED DECEMBER 31, 2024

Q4 YoY Revenue Growth of 20%, With 22% Growth in Digital Transformation
Q4 YoY Net Revenue Growth of 14%, Organic Net Revenue Growth of 10%, Digital Transformation Net Revenue Growth of 15%
Q4 Net Income Attributable to Stagwell Inc. Common Shareholders of $3 million
Q4 Adjusted EBITDA of $123 million; Adjusted EBITDA Margin of 20%
Q4 EPS of $0.03; Adjusted EPS of $0.24
Eighth Consecutive Quarter of Record LTM Net New Business

Net New Business of $102 million in Q4; LTM Net New Business of $382 million
Introduce Guidance for 2025 of Total Net Revenue Growth of ~8%; Adjusted EBITDA of $410 million to $460 million; Free Cash Flow Conversion in excess of 45%

Stagwell To Host Investor Day on April 2nd 2025

New York, NY, February 27, 2025 (NASDAQ: STGW) – Stagwell Inc. (“Stagwell”) today announced financial results for the quarter and year ended December 31, 2024.

FOURTH QUARTER RESULTS:

•Q4 Revenue of $789 million, an increase of 20% versus the prior year period; Full Year Revenue of $2.8 billion, an increase of 12% versus the prior year
•Q4 Net Revenue of $630 million, an increase of 14% versus the prior year period; Full Year Net Revenue of $2.3 billion, an increase of 7% versus the prior year
•Q4 Organic Net Revenue increased 10% versus the prior year period; Full Year Organic Net Revenue increased 5% versus the prior year
•Q4 Net Income attributable to Stagwell Inc. Common Shareholders of $3 million versus $1 million in the prior year period; Full Year Net Income attributable to Stagwell Inc. Common Shareholders of $2 million versus $0.1 million in the prior year
•Q4 Adjusted EBITDA of $123 million, an increase of 30% versus the prior year period; Full Year Adjusted EBITDA of $411 million, an increase of 14% versus the prior year

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•Q4 Adjusted EBITDA Margin of 20% on net revenue; Full Year Adjusted EBITDA Margin of 18% on net revenue
•Q4 Earnings Per Share Attributable to Stagwell Inc. Common Shareholders of $0.03 versus $0.00 in the prior year period; Full Year Earnings Per Share Attributable to Stagwell Inc. Common Shareholders of $0.02 versus $0.00 in the prior year
•Q4 Adjusted Earnings Per Share attributable to Stagwell Inc. Common Shareholders of $0.24 versus $0.12 in the prior year period; Full Year Adjusted Earnings Per Share attributable to Stagwell Inc. Common Shareholders of $0.77 versus $0.57 in the prior year
•Net new business of $102 million in the fourth quarter, last twelve-month net new business of $382 million
See “Non-GAAP Financial Measures” below for explanations and reconciliations of the Company’s non-GAAP financial measures.

Mark Penn, Chairman and CEO of Stagwell, said, "2024 was a breakthrough year for Stagwell and has fueled a strong start to 2025. We re-established ourselves as the fastest growing business in the industry, accelerated rapidly in Digital Transformation, took advantage of an unprecedented U.S. election cycle, and made strategic investments to expand our capabilities and geographical reach. I'm looking forward to a strong 2025."

Frank Lanuto, Chief Financial Officer, commented: "Stagwell posted strong results in the fourth quarter with double-digit revenue growth in 4 of our 5 principal capabilities. We delivered fourth quarter revenue of $789 million. Simultaneously, we grew our adjusted EBITDA to $123 million, representing a 20% margin on net revenue, an improvement of approximately 230 bps over the prior year period, as we lowered our comp to revenue ratio to 57.5%, a company record. These results give us confidence in the year ahead.”

Financial Outlook
2025 financial guidance is announced as follows:
•Total Net Revenue growth of approximately 8%
•Adjusted EBITDA of $410 million to $460 million
•Free Cash Flow Conversion in excess of 45%
•Adjusted EPS of $0.75 - $0.88
•Guidance includes anticipated impact from acquisitions or dispositions.

* The Company has excluded a quantitative reconciliation with respect to the Company’s 2025 guidance under the “unreasonable efforts” exception in Item 10(e)(1)(i)(B) of Regulation S-K. See "Non-GAAP Financial Measures" below for additional information.

Video Webcast
Management will host a video webcast on Thursday, February 27, 2025, at 8:30 a.m. (ET) to discuss results for Stagwell Inc. for the quarter and year ended December 31, 2024. The video webcast will be accessible at https://bit.ly/3EVAIAk. An investor presentation has been posted on our website at www.stagwellglobal.com and may be referred to during the webcast.

A recording of the webcast will be accessible one hour after the webcast and available for ninety days at www.stagwellglobal.com.

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Stagwell Inc.
Stagwell is the challenger network built to transform marketing. We deliver scaled creative performance for the world's most ambitious brands, connecting culture-moving creativity with leading-edge technology to harmonize the art and science of marketing. Led by entrepreneurs, our specialists in 40+ countries are unified under a single purpose: to drive effectiveness and improve business results for their clients. Join us at www.stagwellglobal.com.

Contacts
For Investors:
Ben Allanson
IR@stagwellglobal.com

For Press:
Beth Sidhu
PR@stagwellglobal.com

Non-GAAP Financial Measures
In addition to its reported results, Stagwell Inc. has included in this earnings release certain financial results that the Securities and Exchange Commission (SEC) defines as "non-GAAP Financial Measures." Management believes that such non-GAAP financial measures, when read in conjunction with the Company's reported results, can provide useful supplemental information for investors analyzing period to period comparisons of the Company's results. Such non-GAAP financial measures include the following:
(1) Organic Net Revenue: “Organic net revenue growth” and “Organic net revenue decline” reflects the year-over-year change in the Company's reported net revenue attributable to the Company's management of the entities it owns. We calculate organic net revenue growth (decline) by subtracting the net impact of acquisitions (divestitures) and the impact of foreign currency exchange fluctuations from the aggregate year-over-year increase or decrease in the Company's reported net revenue. The net impact of acquisitions (divestitures) reflects the year-over-year change in the Company’s reported net revenue attributable to the impact of all individual entities that were acquired or divested in the current and prior year. We calculate impact of an acquisition as follows: (a) for an entity acquired during the current year, we present the entity’s prior year net revenue for the same period during which we owned it in the current year as impact of the acquisition in the current year; and (b) for an entity acquired in the prior year, we present the entity’s prior year net revenue for the period during which we did not own the entity in the prior year as impact of the acquisition in the current year. We calculate impact of a divestiture as follows: (a) for a divestiture in the current year, we present the entity’s prior year net revenue for the same period during which we no longer owned it in the current year as impact of the divestiture in the current year; and (b) for a divestiture in the prior year, we present the entity’s prior year net revenue for the period during which we owned it in the prior year as impact of the divestiture in the current year. We calculate the impact of any acquisition or divestiture without adjusting for foreign currency exchange fluctuations. The impact of foreign currency exchange fluctuations reflects the year-over-year change in the Company’s reported net revenue attributable to changes in foreign currency exchange rates. We calculate the impact of foreign currency exchange fluctuations for the portion of the reporting period in which we recognized revenue from a foreign entity in both the current year and the prior year. The impact is calculated as the difference between (1) reported prior period net revenue (converted to U.S. dollars at historical foreign currency exchange rates) and (2) prior period net revenue converted to U.S. dollars at current period foreign exchange rates.
(2) Net New Business: Estimate of annualized revenue for new wins less annualized revenue for losses incurred in the period.

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(3) Adjusted EBITDA: defined as Net income excluding non-operating income or expense to achieve operating income, plus depreciation and amortization, stock-based compensation, deferred acquisition consideration adjustments, and other items. Other items include restructuring costs, acquisition-related expenses, and non-recurring items.
(4) Adjusted Diluted EPS is defined as (i) Net income (loss) attributable to Stagwell Inc. common shareholders, plus net income attributable to Class C shareholders, excluding amortization expense, impairment and other losses, stock-based compensation, deferred acquisition consideration adjustments, discrete tax items, and other items, divided by (ii) (a) the per weighted average number of common shares outstanding plus (b) the weighted average number of Class C shares outstanding, (if dilutive). Other items includes restructuring costs, acquisition-related expenses, and non-recurring items, and subject to the anti-dilution rules.
(5) Free Cash Flow: defined as Adjusted EBITDA less capital expenditures, change in net working capital, cash taxes, interest, and distributions to minority interests, but excludes contingent M&A payments. Free Cash Flow Conversion is the percentage of adjusted EBITDA.
Included in this earnings release are tables reconciling reported Stagwell Inc. results to arrive at certain of these non-GAAP financial measures.

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This document contains forward-looking statements within the meaning of Section 27A of the Securities Act of 1933, as amended (the “Securities Act”), and Section 21E of the Securities Exchange Act of 1934, as amended (the “Exchange Act”). The Company’s representatives may also make forward-looking statements orally or in writing from time to time. Statements in this document that are not historical facts, including, statements about the Company’s beliefs and expectations, future financial performance, growth, and future prospects, the Company’s strategy, business and economic trends and growth, technological leadership and differentiation, potential and completed acquisitions, anticipated and actual operating efficiencies and synergies and estimates of amounts for redeemable noncontrolling interests and deferred acquisition consideration, constitute forward-looking statements. Forward-looking statements, which are generally denoted by words such as “ability,” “aim,” “anticipate,” “assume,” “believe,” “build,” “consider,” “continue,” “could,” “create,” “develop,” “drive,” “estimate,” “expect,” “focus,” “forecast,” “foresee,” “future,” “goal,” “guidance,” “in development,” “intend,” “likely,” “look,” “maintain,” “may,” “ongoing,” “opportunity,” “outlook,” “plan,” “possible,” “potential,” “predict,” “probable,” “project,” “should,” “target,” “will,” “would” or the negative of such terms or other variations thereof and terms of similar substance used in connection with any discussion of current plans, estimates and projections are subject to change based on a number of factors, including those outlined in this section.

Forward-looking statements in this document are based on certain key expectations and assumptions made by the Company. Although the management of the Company believes that the expectations and assumptions on which such forward-looking statements are based are reasonable, undue reliance should not be placed on the forward-looking statements because the Company can give no assurance that they will prove to be correct. The material assumptions upon which such forward-looking statements are based include, among others, assumptions with respect to general business, economic and market conditions, the competitive environment, anticipated and unanticipated tax consequences and anticipated and unanticipated costs. These forward-looking statements are based on current plans, estimates and projections, and are subject to change based on a number of factors, including those outlined in this section. These forward-looking statements are subject to various risks and uncertainties, many of which are outside the Company’s control. Therefore, you should not place undue reliance on such statements. Forward-looking statements speak only as of the date they are made, and the Company undertakes no obligation to update publicly any of them in light of new information or future events, if any.

Forward-looking statements involve inherent risks and uncertainties. A number of important factors could cause actual results to differ materially from those contained in any forward-looking statements. Such risk factors include, but are not limited to, the following:

•risks associated with international, national and regional unfavorable economic conditions that could affect the Company or its clients;
•demand for the Company’s services, which may precipitate or exacerbate other risks and uncertainties;
•inflation and actions taken by central banks to counter inflation;
•the Company’s ability to attract new clients and retain existing clients;
•the impact of a reduction in client spending and changes in client advertising, marketing and corporate communications requirements;
•financial failure of the Company’s clients;
•the Company’s ability to retain and attract key employees;
•the Company’s ability to compete in the markets in which it operates;
•the Company’s ability to achieve its cost saving initiatives;
•the Company’s implementation of strategic initiatives;
•the Company’s ability to remain in compliance with its debt agreements and the Company’s ability to finance its contingent payment obligations when due and payable, including but not limited to those relating to redeemable noncontrolling interests and deferred acquisition consideration;
•the Company’s ability to manage its growth effectively;
•the Company’s ability to identify and complete acquisitions or other strategic transactions that complement and expand the Company’s business capabilities and successfully integrate newly acquired businesses into the Company’s operations, retain key employees, and realize expected cost savings, synergies and other related anticipated benefits within the expected time period;
•the Company’s ability to identify and complete divestitures and to achieve the anticipated benefits therefrom;
•the Company’s ability to develop products incorporating new technologies, including augmented reality, artificial intelligence, and virtual reality, and realize benefits from such products;
•the Company’s use of artificial intelligence, including generative artificial intelligence;
•adverse tax consequences for the Company, its operations and its stockholders, that may differ from the expectations of the Company, including that future changes in tax laws, potential increases to corporate tax rates in the United States and disagreements with tax authorities on the Company’s determinations that may result in increased tax costs;
•adverse tax consequences in connection with the business combination that formed the Company in August 2021, including the incurrence of material Canadian federal income tax (including material “emigration tax”);

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•the Company’s ability to establish and maintain an effective system of internal control over financial reporting, including the risk that the Company’s internal controls will fail to detect misstatements in its financial statements;
•the Company’s ability to accurately forecast its future financial performance and provide accurate guidance;
•the Company’s ability to protect client data from security incidents or cyberattacks;
•economic disruptions resulting from war and other geopolitical tensions (such as the ongoing military conflicts between Russia and Ukraine and in the Middle East), terrorist activities, natural disasters, and public health events;
•stock price volatility; and
•foreign currency fluctuations.
Investors should carefully consider these risk factors, other risk factors described herein, and the additional risk factors outlined in more detail in our 2023 Form 10-K, filed with the Securities and Exchange Commission (the “SEC”) on March 11, 2024, and accessible on the SEC’s website at www.sec.gov, under the caption “Risk Factors,” and in the Company’s other SEC filings.

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SCHEDULE 1
STAGWELL INC.
UNAUDITED CONSOLIDATED STATEMENTS OF OPERATIONS
(amounts in thousands, except per share amounts)

	Three Months Ended December 31,		Year Ended December 31,
	2024	2023	2024	2023
Revenue	$788,708	$654,895	$2,841,216	$2,527,177
Operating Expenses
Cost of services	502,522	419,865	1,842,978	1,621,174
Office and general expenses	203,887	179,871	711,803	661,250
Depreciation and amortization	38,771	35,036	151,652	142,831
Impairment and other losses	—	833	1,715	11,395
	745,180	635,605	2,708,148	2,436,650
Operating Income	43,528	19,290	133,068	90,527
Other income (expenses):
Interest expense, net	(24,038)	(22,889)	(92,317)	(90,644)
Foreign exchange, net	645	(672)	(1,656)	(2,960)
Gain on sale of business	—	94,505	—	94,505
Other, net	(547)	108	(1,372)	(359)
	(23,940)	71,052	(95,345)	542
Income before income taxes and equity in earnings of non-consolidated affiliates	19,588	90,342	37,723	91,069
Income tax expense	3,741	35,560	13,182	40,557
Income before equity in earnings of non-consolidated affiliates	15,847	54,782	24,541	50,512
Equity in income (loss) of non-consolidated affiliates	—	(8,423)	503	(8,870)
Net income	15,847	46,359	25,044	41,642
Net income attributable to noncontrolling and redeemable noncontrolling interests	(12,612)	(45,073)	(22,785)	(41,508)
Net income attributable to Stagwell Inc. common shareholders	$3,235	$1,286	$2,259	$134
Earnings Per Common Share:
Basic	$0.03	$0.01	$0.02	$—
Diluted	$0.03	$—	$0.02	$—
Weighted Average Number of Common Shares Outstanding:
Basic	109,266	112,769	110,890	117,259
Diluted	115,147	119,621	115,752	122,170

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SCHEDULE 2
STAGWELL INC.
UNAUDITED COMPONENTS OF NET REVENUE CHANGE
(amounts in thousands)

		Net Revenue - Components of Change					Change
	Three Months Ended December 31, 2023	Foreign Currency	Net Acquisitions (Divestitures)	Organic	Total Change	Three Months Ended December 31, 2024	Organic	Total

Integrated Agencies Network	$302,137	$25	$4,800	$27,405	$32,230	$334,367	9.1%	10.7%
Brand Performance Network	168,519	75	—	6,046	6,121	174,640	3.6%	3.6%
Communications Network	68,229	42	15,757	23,666	39,465	107,694	34.7%	57.8%
All Other	12,181	(161)	2,950	(2,048)	741	12,922	(16.8)%	6.1%
	$551,066	$(19)	$23,507	$55,069	$78,557	$629,623	10.0%	14.3%

		Net Revenue - Components of Change					Change
	Year Ended December 31, 2023	Foreign Currency	Net Acquisitions (Divestitures)	Organic	Total Change	Year Ended December 31, 2024	Organic	Total

Integrated Agencies Network	$1,232,798	$226	$7,208	$32,521	$39,955	$1,272,753	2.6%	3.2%
Brand Performance Network	627,810	2,220	2,252	18,948	$23,420	651,230	3.0%	3.7%
Communications Network	245,261	(28)	22,177	$66,385	$88,534	333,795	27.1%	36.1%
All Other	46,585	(984)	(609)	(6,108)	(7,701)	38,884	(13.1)%	(16.5)%
	$2,152,454	$1,434	$31,028	$111,746	$144,208	$2,296,662	5.2%	6.7%

(1) See Non-GAAP Financial Measures section above for the definition of Adjusted EBITDA and Other items, net.

Note: The Company made changes to its internal management and reporting structure in the first quarter of 2024, resulting in a change to its reportable segments (Networks). Specifically, certain agencies previously within the Brand Performance Network are now in the Integrated Agencies Network. Periods presented prior to the first quarter of 2024 have been recast to reflect the reclassification of certain reporting units (Brands) between operating segments.

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SCHEDULE 3
STAGWELL INC.
UNAUDITED SEGMENT OPERATING RESULTS
(amounts in thousands)

For the Three Months Ended December 31, 2024

	Integrated Agencies Network	Brand Performance Network	Communications Network	All Other	Corporate	Total
Net Revenue	$334,367	$174,640	$107,694	$12,922	$—	$629,623
Billable costs	73,558	13,688	72,150	(311)	—	159,085
Revenue	407,925	188,328	179,844	12,611	—	788,708

Billable costs	73,558	13,688	72,150	(311)	—	159,085
Staff costs	212,062	100,890	54,590	10,364	12,315	390,221
Administrative costs	32,857	23,959	10,940	2,692	5,006	75,454
Unbillable and other costs, net	16,455	19,224	965	4,105	—	40,749
Adjusted EBITDA (1)	72,993	30,567	41,199	(4,239)	(17,321)	123,199

Stock-based compensation	2,083	1,989	643	175	8,345	13,235
Depreciation and amortization	19,345	8,071	5,119	2,780	3,456	38,771
Deferred acquisition consideration	7,600	(1,290)	9,673	(938)	—	15,045
Other items, net (1)	7,388	3,173	1,146	185	728	12,620
Operating income (loss)	$36,577	$18,624	$24,618	$(6,441)	$(29,850)	$43,528

(1) See Non-GAAP Financial Measures section above for the definition of Adjusted EBITDA and Other items, net.

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SCHEDULE 4
STAGWELL INC.
UNAUDITED SEGMENT OPERATING RESULTS
(amounts in thousands)

For the Year Ended December 31, 2024

	Integrated Agencies Network	Brand Performance Network	Communications Network	All Other	Corporate	Total
Net Revenue	$1,272,753	$651,230	$333,795	$38,884	$—	$2,296,662
Billable costs	262,692	100,654	181,345	(137)	—	544,554
Revenue	1,535,445	751,884	515,140	38,747	—	2,841,216

Billable costs	262,692	100,654	181,345	(137)	—	544,554
Staff costs	792,041	397,301	177,629	34,999	47,736	1,449,706
Administrative costs	128,954	93,155	37,057	6,139	16,402	281,707
Unbillable and other costs, net	72,756	65,901	2,235	13,570	—	154,462
Adjusted EBITDA (1)	279,002	94,873	116,874	(15,824)	(64,138)	410,787

Stock-based compensation	27,253	6,977	3,374	904	13,653	52,161
Depreciation and amortization	78,076	34,595	14,126	12,718	12,137	151,652
Deferred acquisition consideration	13,290	(7,744)	18,770	(1,321)	—	22,995
Impairment and other losses	1,500	—	—	—	215	1,715
Other items, net (1)	20,592	19,536	3,250	887	4,931	49,196
Operating income (loss)	$138,291	$41,509	$77,354	$(29,012)	$(95,074)	$133,068

(1) See Non-GAAP Financial Measures section above for the definition of Adjusted EBITDA and Other items, net.

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SCHEDULE 5
STAGWELL INC.
UNAUDITED SEGMENT OPERATING RESULTS
(amounts in thousands)

For the Three Months Ended December 31, 2023

	Integrated Agencies Network	Brand Performance Network	Communications Network	All Other	Corporate	Total
Net Revenue	$302,137	$168,519	$68,229	$12,181	$—	$551,066
Billable costs	51,665	16,921	35,217	26	—	103,829
Revenue	353,802	185,440	103,446	12,207	—	654,895

Billable costs	51,665	16,921	35,217	26	—	103,829
Staff costs	195,953	97,871	43,319	6,292	11,088	354,523
Administrative costs	29,618	23,174	8,568	3,445	(1,871)	62,934
Unbillable and other costs, net	18,111	17,357	277	2,885	—	38,630
Adjusted EBITDA (1)	58,456	30,117	16,065	(441)	(9,217)	94,980

Stock-based compensation	12,015	2,364	1,157	91	6,937	22,564
Depreciation and amortization	19,680	8,090	2,800	2,238	2,228	35,036
Deferred acquisition consideration	3,813	1,739	(3,373)	—	—	2,179
Impairment and other losses	737	96	—	—	—	833
Other items, net (1)	6,403	3,713	198	95	4,669	15,078
Operating income (loss)	$15,808	$14,115	$15,283	$(2,865)	$(23,051)	$19,290

(1) See Non-GAAP Financial Measures section above for the definition of Adjusted EBITDA and Other items.

Note: The Company made changes to its internal management and reporting structure in the first quarter of 2024, resulting in a change to its reportable segments (Networks). Specifically, certain agencies previously within the Brand Performance Network are now in the Integrated Agencies Network. Periods presented prior to the first quarter of 2024 have been recast to reflect the reclassification of certain reporting units (Brands) between operating segments.

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SCHEDULE 6
STAGWELL INC.
UNAUDITED SEGMENT OPERATING RESULTS
(amounts in thousands)

For the Year Ended December 31, 2023

	Integrated Agencies Network	Brand Performance Network	Communications Network	All Other	Corporate	Total
Net Revenue	$1,232,798	$627,810	$245,261	$46,585	$—	$2,152,454
Billable costs	185,913	100,364	88,446	—	—	374,723
Revenue	1,418,711	728,174	333,707	46,585	—	2,527,177

Billable costs	185,913	100,364	88,446	—	—	374,723
Staff costs	768,846	386,803	159,165	37,416	36,938	1,389,168
Administrative costs	122,618	87,337	33,664	4,689	11,472	259,780
Unbillable and other costs, net	71,776	55,891	613	15,087	—	143,367
Adjusted EBITDA (1)	269,558	97,779	51,819	(10,607)	(48,410)	360,139

Stock-based compensation	27,485	6,204	3,334	518	19,638	57,179
Depreciation and amortization	81,957	33,250	11,016	8,390	8,218	142,831
Deferred acquisition consideration	11,931	2,851	30	(1,752)	—	13,060
Impairment and other losses	11,299	96	—	—	—	11,395
Other items, net (1)	20,225	12,206	1,535	1,174	10,007	45,147
Operating income (loss)	$116,661	$43,172	$35,904	$(18,937)	$(86,273)	$90,527

(1) See Non-GAAP Financial Measures section above for the definition of Adjusted EBITDA and Other items, net.

Note: The Company made changes to its internal management and reporting structure in the first quarter of 2024, resulting in a change to its reportable segments (Networks). Specifically, certain agencies previously within the Brand Performance Network are now in the Integrated Agencies Network. Periods presented prior to the first quarter of 2024 have been recast to reflect the reclassification of certain reporting units (Brands) between operating segments.

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SCHEDULE 7
STAGWELL INC.
UNAUDITED RECONCILIATION OF ADJUSTED DILUTED EARNINGS PER SHARE (NON-GAAP MEASURE)
(amounts in thousands, except per share amounts)

For the Three Months Ended December 31, 2024

	GAAP	Adjustments	Non-GAAP
Net income attributable to Stagwell Inc. common shareholders	$3,235	$22,226	$25,461
Net income attributable to Class C shareholders	—	40,500	40,500
Net income attributable to Stagwell Inc. and Class C shareholders and adjusted net income	$3,235	$62,726	$65,961

Weighted average number of common shares outstanding	115,147	2,567	117,714
Weighted average number of common Class C shares outstanding	—	151,649	151,649
Weighted average number of shares outstanding	115,147	154,216	269,363

Diluted EPS and Adjusted Diluted EPS (1)	$0.03		$0.24

Adjustments to Net income
Amortization		$30,572
Stock-based compensation		13,235
Deferred acquisition consideration		15,045
Other items, net		12,620
		71,472
Adjusted tax expense		(20,040)
		51,432
Net income attributable to Class C shareholders		11,294
		$62,726

Allocation of adjustments to Net income
Net income attributable to Stagwell Inc. common shareholders - add-backs		$22,226

Net income attributable to Class C shareholders - add-backs		29,206
Net income attributable to Class C shareholders		11,294
		40,500
		$62,726

(1) Adjusted Diluted EPS is defined within the Non-GAAP Financial Measures section of the Executive Summary.

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SCHEDULE 8
STAGWELL INC.
UNAUDITED RECONCILIATION OF ADJUSTED DILUTED EARNINGS PER SHARE (NON-GAAP MEASURE)
(amounts in thousands, except per share amounts)

For the Year Ended December 31, 2024

	GAAP	Adjustments	Non-GAAP
Net income attributable to Stagwell Inc. common shareholders	$2,259	$80,403	$82,662
Net income attributable to Class C shareholders	—	123,942	123,942
Net income attributable to Stagwell Inc. and Class C and adjusted net income	$2,259	$204,345	$206,604

Weighted average number of common shares outstanding	115,752	2,234	117,986
Weighted average number of common Class C shares outstanding	—	151,649	151,649
Weighted average number of shares outstanding	115,752	153,883	269,635

Diluted EPS and Adjusted Diluted EPS (1)	$0.02		$0.77

Adjustments to Net Income
Amortization		$122,442
Impairment and other losses		1,715
Stock-based compensation		52,161
Deferred acquisition consideration		22,995
Other items, net		49,196
		248,509
Adjusted tax expense		(61,308)
		187,201
Net income attributable to Class C shareholders		17,144
		$204,345

Allocation of adjustments to Net income
Net income attributable to Stagwell Inc. common shareholders - add-backs		$80,403

Net income attributable to Class C shareholders - add-backs		106,798
Net income attributable to Class C shareholders		17,144
		123,942
		$204,345

(1) Adjusted Diluted EPS is defined within the Non-GAAP Financial Measures section of the Executive Summary.

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SCHEDULE 9
STAGWELL INC.
UNAUDITED RECONCILIATION OF ADJUSTED DILUTED EARNINGS PER SHARE (NON-GAAP MEASURE)
(amounts in thousands, except per share amounts)

For the Three Months Ended December 31, 2023

	GAAP	Adjustments	Non-GAAP
Net income (loss) attributable to Stagwell Inc. common shareholders	$127	$(4,705)	$(4,578)
Net income attributable to Class C shareholders	—	35,780	35,780
Net income attributable to Stagwell Inc. and Class C and adjusted net income	$127	$31,075	$31,202

Weighted average number of common shares outstanding	119,621	—	119,621
Weighted average number of common Class C shares outstanding	—	151,649	151,649
Weighted average number of shares outstanding	119,621	151,649	271,270

Diluted EPS and Adjusted Diluted EPS (1)	$—		$0.12

Adjustments to Net income (loss)
Amortization		$27,231
Impairment and other losses		833
Stock-based compensation		22,564
Deferred acquisition consideration		3,338
Gain on sale of business		(94,505)
Other items, net		15,078
		(25,461)
Adjusted tax expense		14,768
		(10,693)
Net income attributable to Class C shareholders		41,768
		$31,075

Allocation of adjustments to Net income (loss)
Net loss attributable to Stagwell Inc. common shareholders - add-backs		$(4,705)

Net loss attributable to Class C shareholders - add-backs		(5,988)
Net income attributable to Class C shareholders		41,768
		35,780
		$31,075

(1) Adjusted Diluted EPS is defined within the Non-GAAP Financial Measures section of the Executive Summary.

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SCHEDULE 10
STAGWELL INC.
UNAUDITED RECONCILIATION OF ADJUSTED DILUTED EARNINGS PER SHARE (NON-GAAP MEASURE)
(amounts in thousands, except per share amounts)

For the Year Ended December 31, 2023

	GAAP	Adjustments	Non-GAAP
Net income attributable to Stagwell Inc. common shareholders	$134	$52,712	$52,846
Net income attributable to Class C shareholders	—	106,153	106,153
Net income attributable to Stagwell Inc. and Class C and adjusted net income	$134	$158,865	$158,999

Weighted average number of common shares outstanding	122,170	3,628	125,798
Weighted average number of common Class C shares outstanding	—	154,972	154,972
Weighted average number of shares outstanding	122,170	158,600	280,770

Diluted EPS and Adjusted Diluted EPS (1)	$—		$0.57

Adjustments to Net income
Amortization		$113,835
Impairment and other losses		11,395
Stock-based compensation		57,179
Deferred acquisition consideration		13,060
Gain on sale of business		(94,505)
Other items, net		45,147
		146,111
Adjusted tax expense		(26,312)
		119,799
Net income attributable to Class C shareholders		39,066
		$158,865

Allocation of adjustments to Net income
Net income attributable to Stagwell Inc. common shareholders		$52,712

Net income to attributable to Class C shareholders - add-backs		67,087
Net income attributable to Class C shareholders		39,066
		106,153
		$158,865

(1) Adjusted Diluted EPS is defined within the Non-GAAP Financial Measures section of the Executive Summary.

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SCHEDULE 11
STAGWELL INC.
UNAUDITED CONSOLIDATED BALANCE SHEETS
(amounts in thousands)

	December 31, 2024	December 31, 2023

ASSETS
Current Assets
Cash and cash equivalents	$131,339	$119,737
Accounts receivable, net	716,415	697,178
Expenditures billable to clients	173,194	114,097
Other current assets	114,200	94,054
Total Current Assets	1,135,148	1,025,066
Fixed assets, net	72,706	77,825
Right-of-use assets - operating leases	219,400	254,278
Goodwill	1,554,146	1,498,815
Other intangible assets, net	836,783	818,220
Other assets	90,038	92,843
Total Assets	$3,908,221	$3,767,047
LIABILITIES, REDEEMABLE NONCONTROLLING INTERESTS ("RNCI"), AND SHAREHOLDERS’ EQUITY
Current Liabilities
Accounts payable	$449,347	$414,980
Accrued media	245,883	291,777
Accruals and other liabilities	265,356	233,046
Advance billings	294,609	301,674
Current portion of lease liabilities - operating leases	60,195	65,899
Current portion of deferred acquisition consideration	51,906	66,953
Total Current Liabilities	1,367,296	1,374,329
Long-term debt	1,353,624	1,145,828
Long-term portion of deferred acquisition consideration	50,209	34,105
Long-term lease liabilities - operating leases	245,397	281,307
Deferred tax liabilities, net	47,239	40,509
Other liabilities	59,139	54,905
Total Liabilities	3,122,904	2,930,983
Redeemable Noncontrolling Interests	8,412	10,792
Commitments, Contingencies and Guarantees
Shareholders' Equity
Common shares - Class A & B	115	118
Common shares - Class C	2	2
Paid-in capital	343,647	348,494
Retained earnings	11,740	21,148
Accumulated other comprehensive loss	(23,773)	(13,067)
Stagwell Inc. Shareholders' Equity	331,731	356,695
Noncontrolling interests	445,174	468,577
Total Shareholders' Equity	776,905	825,272
Total Liabilities, Redeemable Noncontrolling Interests and Shareholders’ Equity	$3,908,221	$3,767,047

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SCHEDULE 12
STAGWELL INC.
UNAUDITED SUMMARY CASH FLOW DATA
(amounts in thousands)

	Year Ended December 31,
	2024	2023
Cash flows from operating activities:
Net income	$25,044	$41,642
Adjustments to reconcile net income to cash provided by operating activities:
Stock-based compensation	52,161	57,179
Depreciation and amortization	151,652	142,831
Amortization of right-of-use lease assets and lease liability interest	75,117	76,653
Impairment and other losses	1,715	11,395
Deferred income taxes	(10,686)	19,443
Adjustment to deferred acquisition consideration	23,005	13,060
Gain on sale of business	—	(94,505)
Other, net	7,622	8,313
Changes in working capital:
Accounts receivable	8,465	(58,704)
Expenditures billable to clients	(54,350)	(21,477)
Other assets	(6,200)	1,153
Accounts payable	24,438	52,837
Accrued expenses and other liabilities	(28,658)	(24,647)
Advance billings	(22,651)	(41,137)
Current portion of lease liabilities - operating leases	(83,905)	(87,629)
Deferred acquisition related payments	(19,910)	(15,400)
Net cash provided by operating activities	142,859	81,007
Cash flows from investing activities:
Capital expenditures	(18,912)	(14,238)
Acquisitions, net of cash acquired	(103,254)	(23,339)
Capitalized software	(35,094)	(28,175)
Proceeds from sale of business, net	—	229,484
Other	(5,212)	(7,781)
Net cash (used in) provided by investing activities	(162,472)	155,951
Cash flows from financing activities:
Repayment of borrowings under revolving credit facility	(1,755,000)	(1,986,500)
Proceeds from borrowings under revolving credit facility	1,960,000	1,945,500
Shares repurchased and cancelled	(108,249)	(223,835)
Distributions to noncontrolling interests	(26,723)	(24,964)
Payment of deferred consideration	(29,774)	(49,221)
Purchase of noncontrolling interest	(3,316)	—
Debt issuance costs	—	(844)
Net cash provided by (used in) financing activities	36,938	(339,864)
Effect of exchange rate changes on cash and cash equivalents	(5,723)	2,054
Net increase (decrease) in cash and cash equivalents	11,602	(100,852)
Cash and cash equivalents at beginning of period	119,737	220,589
Cash and cash equivalents at end of period	$131,339	$119,737